UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011 (May 2, 2011)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Xfone, Inc.’s (the “Company”) financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock or bonds. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry Into a Material Definitive Agreement

On May 2, 2011, the Company entered into a First Amendment (the “Amendment”) to that certain Senior Promissory Note in the aggregate principal amount of $3,500,000 (the “Senior Promissory Note”) entered into pursuant to that certain Securities Purchase Agreement dated March 23, 2010 between the Company and an existing shareholder, Burlingame Equity Investors, LP (“Burlingame”), pursuant to which Burlingame agreed to purchase from the Company and the Company agreed to sell and issue to Burlingame certain securities of the Company for an aggregate purchase price of $6,000,000 (the “Burlingame Transaction”).

The purpose of the Amendment was to extend the maturity date of the Senior Promissory Note from March 22, 2012 to March 22, 2013.

The Amendment is attached hereto as Exhibit 10.146 and is incorporated herein by reference.

Additional information regarding the Burlingame Transaction is available on the Company’s Form 8-K filed with the SEC on March 23, 2010.

Item 8.01   Other Events.

On May 2, 2011, the Company issued a press release announcing a definitive agreement between its wholly-owned subsidiary, NTS Communications, Inc. and Cobridge Telecom, LLC for the purchase of approximately 2,400 cable customers as well as equipment in Levelland, Littlefield, Morton and Colorado City, Texas (the “Cobridge Transaction”).

The Company does not believe that the Cobridge Transaction is material from an accounting perspective.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)           Exhibits.

Exhibit No.	Description
10.146	First Amendment to Senior Promissory Note, dated as of May 2, 2011.

99.1	Press Release dated May 2, 2011, entitled "NTS Acquires Customers and Cable Assets in Western Texas"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: May 2, 2011	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
10.146	First Amendment to Senior Promissory Note, dated as of May 2, 2011.

99.1	Press Release dated May 2, 2011, entitled "NTS Acquires Customers and Cable Assets in Western Texas"